CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Class A, Class B, and Class C Shares and in the Class R Shares Prospectuses and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated November 7, 2003, on the financial statements and financial highlights of Pioneer Strategic Income Fund for the year ended September 30, 2003, in Post-Effective Amendment Number 8 to the Registration Statement (Form N-1A, 1933 Act File No. 333-71813).


                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
January 26, 2004